                            Letter to Stockholders

-------------------------------------------------------------------------------


We are pleased to submit the financial statements for the nine months ended September 30, 1999. In addition, a schedule of investments and summary finan-cial information for the Company are provided.

Financial Summary

Net assets of the Company at September 30, 1999 were $33.89 per share, com-pared with $32.54 per share at December 31, 1998, on the 51,876,651 shares outstanding on each date. On March 1, 1999, a distribution of $0.12 per share was paid consisting of $0.06 from 1998 long-term capital gain, $0.01 from 1998 investment income and $0.05 from 1999 investment income. All are taxable in 1999. Regular 1999 investment income dividends of $0.12 per share were paid on June 1, 1999 and September 1, 1999.

Net investment income for the nine months ended September 30, 1999 amounted to $15,236,955, compared with $17,006,249 for the same period in 1998. These earnings are equal to $0.29 and $0.34 per share, respectively, on the average number of shares outstanding during each period.

Net capital gain realized on investments for the nine months ended September 30, 1999 amounted to $112,780,023, the equivalent of $2.17 per share.

Performance

As noted on page 6 of this report, the Company realized a total investment re-turn on its net asset value (with reinvestment of income and capital gains distributions) of 5.5% in the nine months ended September 30, 1999. The return on the market price of our stock was 8.9%, due to the narrowing of the dis-count of the market price from the net asset value. Both of these figures com-pare favorably to the 5.4% return of the Standard & Poor's 500 Composite In-dex. The chief reason for our good relative performance is the selection of stocks in the communications services and technology segments of the portfo-lio. The bulk of the other sector holdings performed on par with the index, with our health care holdings comparing less favorably.

Year 2000 Readiness Disclosure

As the countdown continues to the Year 2000, the Company, along with other in-vestment companies and financial institutions, could be adversely affected if computer systems and embedded technology do not properly process and calculate date-related information relating to Year 2000 ("Y2K"). The Company's Y2K project team has completed testing of in-house hardware and software systems and, based on the testing results, anticipates being Year 2000 ready. Addi-tionally, the companies whose securities are in the Company's portfolio hold-ings have been surveyed to determine their Y2K readiness. The results of these surveys indicate the majority of the companies have advised us that they are Y2K ready and all anticipate being Y2K ready by the last quarter of 1999. The Company's custodian and transfer agent, The Bank of New York, has confirmed that it will also be Year 2000 ready. The Company has incurred no significant costs relating to the Year 2000 issue. Despite these efforts, there is no as-surance that any adverse impact on the Company will be avoided.

Fund Reports

In a letter included with your June 30, 1999 report, we noted the decision by Morningstar to discontinue its printed reports on closed-end funds, including Adams Express, and invited your assistance in our effort to dissuade them from doing so. We were most pleased with your support, as exemplified by copies of letters, faxes, and e-mails sent to Morningstar. They have not relented, how-ever, as it is their strategy to eventually become completely Internet-based. Morningstar's reports on Adams Express and other closed-end funds are avail-able only at Morningstar's website [www.morningstar.com].

-------------------------------------------------------------------------------



Spread the Word

Research has indicated that a significant number of Adams Express shareholders learned about the Company and its investment record by word of mouth from a friend or family member. To assist us in "getting the word out," we have en-closed a postage-paid card which you may complete and return to us so that we may send a package of information to someone you know.

Current and potential shareholders can find information about the Company, in-cluding the daily net asset value (NAV) per share, the market price, and the discount/ premium to the NAV, at its site on the Internet. The address for the site is www.adamsexpress.com. Also available at the website are a brief his-tory of the Company, historical financial information, and more general indus-try material. Further information regarding shareholder services is located on page 11 of this report.

The Company is an internally-managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportu-nity for capital appreciation.

By order of the Board of Directors,

/s/ Douglas G. Ober
Douglas G. Ober,     /s/ Joseph M. Truta
                     Joseph M. Truta,

Chairman and Chief
Executive Officer    President

October 22, 1999

                      Statement of Assets and Liabilities

--------------------------------------------------------------------------------

                         September 30, 1999 (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $820,150,748)                           $1,644,016,097
 Non-controlled affiliate, Petroleum &
  Resources Corporation
  (cost $22,153,015)                                38,734,586
 Short-term investments (cost $68,342,555)          68,342,555 $1,751,093,238
--------------------------------------------------------------
Cash                                                                  183,259
Securities lending collateral                                     204,374,082
Receivables:
 Investment securities sold                                         7,207,952
 Dividends and interest                                             1,498,837
Prepaid expenses and other assets                                   5,514,285
-----------------------------------------------------------------------------
  Total Assets                                                  1,969,871,653
-----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                     1,717,095
Open option contracts at value (proceeds
 $1,186,796)                                                        1,670,963
Obligations to return securities lending
 collateral                                                       204,374,082
Accrued expenses                                                    3,864,769
-----------------------------------------------------------------------------
  Total Liabilities                                               211,626,909
-----------------------------------------------------------------------------
  Net Assets                                                   $1,758,244,744
=============================================================================
Net Assets
Common Stock at par value $1.00 per share,
 authorized 75,000,000 shares; issued and
 outstanding 51,876,651 shares                                 $   51,876,651
Additional capital surplus                                        751,569,658
Undistributed net investment income                                 1,598,141
Undistributed net realized gain on investments                    113,237,541
Unrealized appreciation on investments                            839,962,753
-----------------------------------------------------------------------------
  Net Assets Applicable to Common Stock                        $1,758,244,744
=============================================================================
  Net Asset Value Per Share of Common Stock                            $33.89
=============================================================================

*See Schedule of Investments on pages 7 through 9.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations

---------------------------------------------------------------------------

                Nine Months Ended September 30, 1999 (unaudited)

Investment Income
 Income:
  Dividends:
   From unaffiliated issuers                                   $13,413,824
   From non-controlled affiliate                                   572,785
  Interest                                                       4,525,091
---------------------------------------------------------------------------
   Total income                                                 18,511,700
---------------------------------------------------------------------------
 Expenses:
  Investment research                                            1,344,522
  Administration and operations                                    723,375
  Directors' fees                                                  134,750
  Reports and stockholder communications                           216,121
  Transfer agent, registrar and custodian expenses                 303,724
  Auditing services                                                 40,757
  Legal services                                                    32,044
  Occupancy and other office expenses                              235,259
  Travel, telephone and postage                                     88,744
  Other                                                            155,449
---------------------------------------------------------------------------
   Total expenses                                                3,274,745
---------------------------------------------------------------------------
   Net Investment Income                                        15,236,955
---------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on
 Investments
 Net realized gain on security transactions                    112,665,466
 Net realized gain distributed by regulated investment company
  (non-controlled affiliate)                                       114,557
 Change in unrealized appreciation on investments              (39,176,981)
---------------------------------------------------------------------------
   Net Gain on Investments                                      73,603,042
---------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                 $88,839,997
===========================================================================

                       Statement of Changes in Net Assets

---------------------------------------------------------------------------

                                                 Nine Months        Year Ended
                                             Ended Sept. 30, 1999 Dec. 31, 1998
                                             -------------------- -------------
                                                 (unaudited)
From Operations:
 Net investment income                          $   15,236,955    $   22,579,513
 Net realized gain on investments                  112,780,023        82,933,498
 Change in unrealized appreciation on
  investments                                      (39,176,981)      213,960,698
---------------------------------------------------------------------------------
  Change in net assets resulting from
   operations                                       88,839,997       319,473,709
---------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                             (15,562,990)      (22,477,158)
 Net realized gain from investment
  transactions                                      (3,112,599)      (82,416,244)
---------------------------------------------------------------------------------
  Decrease in net assets from distributions        (18,675,589)     (104,893,402)
---------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of common shares issued in payment
  of optional distributions                          -0-              49,329,604
---------------------------------------------------------------------------------
  Total Increase in Net Assets                      70,164,408       263,909,911
Net Assets:
 Beginning of period                             1,688,080,336     1,424,170,425
---------------------------------------------------------------------------------
 End of period (including undistributed net
  investment
  income of $1,598,141 and $1,924,176,
  respectively)                                 $1,758,244,744    $1,688,080,336
=================================================================================

The accompanying notes are an integral part of the financial statements.

                   Notes to Financial Statements (unaudited)

-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's invest-ment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Options are valued at the last sale price or last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstand-ing voting securities are held by the Company are defined as "Affiliated Com-panies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are ac-counted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distribu-tions to shareholders are recognized on the ex-dividend date, and interest in-come is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its share-holders in compliance with the requirements of the Internal Revenue Code ap-plicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at September 30, 1999 was $911,830,118, and net unrealized appreciation aggregated $840,449,918 of which the related gross unrealized appreciation and depreciation were $909,824,633 and $69,374,715, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, peri-odic reclassifications are made within the Company's capital accounts to re-flect income and gains available for distribution under income tax regula-tions.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 1999 were $241,656,116 and $286,216,450, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended September 30, 1999. All investment deci-sions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

The Company may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the nine months ended September 30, 1999.

The Company has 10,000,000 authorized and unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 1999, 254,301 options were outstanding, with a weighted average exercise price of $13.2803 per share. During the nine months ended September 30, 1999, the Company granted options including stock appreciation rights for 25,859 shares of common stock with a weighted average exercise price of $26.294. Stock appreciation rights relating to 27,110 stock option shares were exercised at a weighted average market price of $27.7618 per share and the stock options relating to those rights, which had a weighted average exercise price of $12.9101 per share, were cancelled. At September 30, 1999, there were outstanding exercisable op-tions to purchase 55,063 common shares at $8.740-$23.665 per share (weighted average price of $11.553), and unexercisable options to purchase 197,987 com-mon shares at $10.0550-$26.2525 per share (weighted average price of $15.4315). The weighted average remaining contractual life of outstanding ex-ercisable and unexercisable options is 4.7225 years and 6.1041 years, respec-tively. Total compensation expense recognized for the nine months ended Sep-tember 30, 1999 related to the stock options and stock appreciation rights plan was $585,319. At September 30, 1999, there were 906,219 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-con-tributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the nine months ended September 30, 1999 was $404,913, and consisted of service cost of $141,405, interest cost of $222,810, expected return on plan assets of $640,545, and net amortization credit of $128,583.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 6.75%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 1999, the projected benefit obligation for service rendered to date was $4,501,469. During the nine months ended September 30, 1999, the pro-jected benefit obligation increased due to service cost and interest cost of $141,405 and $222,809, respectively, and decreased due to benefit payments

-------------------------------------------------------------------------------

in the amount of $150,437. The projected benefit obligation at September 30, 1999 was $4,715,246.

On January 1, 1999, the actual fair value of plan assets was $10,776,045. Dur-ing the nine months ended September 30, 1999, the fair value of plan assets increased due to the expected return on plan assets of $640,546 and decreased due to benefit payments in the amount of $150,437. At September 30, 1999, the projected fair value of plan assets amounted to $11,266,154 which resulted in excess plan assets of $6,550,908. The remaining components of prepaid pension cost at September 30, 1999 included $1,901,497 in unrecognized net gain, $682,039 in unrecognized prior service cost and $215,825 is the remaining por-tion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at Sep-tember 30, 1999 was $5,115,625.

In addition, the Company has a nonqualified benefit plan which provides em-ployees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at September 30, 1999 for employees and former employees of the Company was $3,684,073. Aggregate remuneration paid or accrued during the nine months ended September 30, 1999 to officers and directors amounted to $1,621,229.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $287,073 for the nine months ended September 30, 1999.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compen-sation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive in-terest or dividends on the securities loaned. The loans are secured by collat-eral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At September 30, 1999, the Company had securities on loan of $198,576,238 and held collateral of $204,374,082.

                             Financial Highlights

-------------------------------------------------------------------------------

                                            Nine Months Ended
                                         ------------------------
                                               (unaudited)
                                                                                   Year Ended December 31
                                          Sept. 30,    Sept. 30,   -------------------------------------------------------
                                            1999         1998         1998        1997        1996       1995      1994
                                         -----------  -----------  ----------- ----------- ----------- --------- ---------
Per Share Operating Performance
Net asset value, beginning of period         $32.54       $28.51       $28.51     $23.71       $21.36    $17.98    $19.78
--------------------------------------------------------------------------------------------------------------------------
Net investment
 income                                        0.29         0.34         0.45       0.43         0.52      0.50      0.51
Net realized gains and change in
 unrealized appreciation and other
 changes                                       1.42        (0.04)        5.68       6.33         3.55      4.54     (0.71)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations               1.71         0.30         6.13       6.76         4.07      5.04     (0.20)
Less
 distributions
Dividends from net investment income          (0.30)       (0.31)       (0.45)     (0.44)       (0.52)    (0.52)    (0.50)
Distributions from net realized gains         (0.06)       (0.05)       (1.65)     (1.52)       (1.20)    (1.14)    (1.10)
--------------------------------------------------------------------------------------------------------------------------
Total
 distributions                                (0.36)       (0.36)       (2.10)     (1.96)       (1.72)    (1.66)    (1.60)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $33.89       $28.45       $32.54     $28.51       $23.71    $21.36    $17.98
==========================================================================================================================
Per share market price, end of period        $28.625      $23.125      $26.625    $24.1875     $19.75    $18.50    $15.625
Total Investment Return
Based on market
 price                                         8.9%        (3.1)%       19.3%      33.1%        16.4%     29.5%     (3.7)%
Based on net
 asset value                                   5.5%         1.2%        23.7%      30.7%        21.0%     29.9%      0.1%
Ratios/Supplemental Data
Net assets, end of period (in 000's)     $1,758,245   $1,420,909   $1,688,080  $1,424,170  $1,138,760  $986,231  $798,298
Ratio of expenses to average net assets        0.25%+       0.19%+       0.22%      0.39%        0.34%     0.46%     0.33%
Ratio of net investment income to
 average net
 assets                                        1.16%+       1.51%+       1.48%      1.61%        2.30%     2.51%     2.65%
Portfolio
 turnover                                     17.24%+      19.18%+      22.65%     17.36%       19.60%    23.98%    19.23%
Number of shares outstanding at
 end of period (in 000's)                    51,877       49,949       51,877      49,949      48,037    46,166    44,390

--------
+ Ratios presented on an annualized basis.

                            Schedule of Investments

--------------------------------------------------------------------------------

                         September 30, 1999 (unaudited)

                                                      Prin. Amt.
                                                      or Shares   Value (A)
                                                      ----------  ---------

Stocks And Convertible Securities -- 95.7%
 Basic Materials -- 2.4%
 Avery Dennison Corp.                                  217,200   $ 11,457,300
 Consolidated Papers, Inc.                             410,000     11,018,750
 Engelhard Corp.                                       300,000      5,475,000
 Mead Corp.                                            400,000     13,750,000
                                                                 ------------
                                                                   41,701,050
                                                                 ------------
 Capital Goods -- 8.4%
 Black & Decker Corp.                                  300,000     13,706,250
 Corning, Inc.                                         460,000     31,538,750
 Dover Corp.                                           260,000     10,627,500
 General Electric Co.                                  655,000     77,658,438
 Pall Corp.                                            600,000     13,912,500
                                                                 ------------
                                                                  147,443,438
                                                                 ------------
 Communication Services -- 12.2%
 Telecommunications -- Cellular and Wireless -- 3.6%
 MediaOne Group, Inc.
  6.25% PIES due 2001                                   85,000      8,919,688
 Nextel Communications Inc. (B)                        600,000     40,687,500
 Vodafone AirTouch plc ADS                              57,500     13,670,625
                                                                 ------------
                                                                   63,277,813
                                                                 ------------
 Telecommunications -- Long Distance -- 3.3%
 MCI WorldCom, Inc. (B)                                410,000     29,468,750
 Qwest Communications International, Inc.
  5.75% TRENDS Pfd.
  due 2003 (C)                                         125,000      6,125,000
 Qwest Communications International, Inc. (B)          792,012     23,413,855
                                                                 ------------
                                                                   59,007,605
                                                                 ------------
 Telephone -- 5.3%
 Ameritech Corp.                                       310,000     20,692,500
 BellSouth Corp.                                       440,000     20,020,000
 Global Crossing Ltd.                                  922,500     24,446,250
 SBC Communications Inc.                               380,000     19,403,750
 Time Warner Telecom Inc. (B)                          379,500      7,922,062
                                                                 ------------
                                                                   92,484,562
                                                                 ------------
 Consumer -- 10.4%
 Consumer Cyclical -- 2.1%
 Albertson's Inc.                                      308,700     12,212,944
 Delphi Automotive, Inc.                               660,000     10,601,250
 Polo Ralph Lauren Corp. (B)                           135,000      2,421,562
 Tiffany & Co.                                         200,000     11,987,500
                                                                 ------------
                                                                   37,223,256
                                                                 ------------

                                     Prin. Amt.
                                     or Shares   Value (A)
                                     ----------  ---------

 Consumer Staples -- 8.3%
 CBRL Group, Inc.                      340,000  $ 5,270,000
 Coca-Cola Co.                         170,000    8,202,500
 Dean Foods Co.                        300,000   13,068,750
 Fort James Corp.                      575,000   15,345,312
 Gillette Co.                          439,120   14,902,635
 Houston Industries Inc.
  7.00% conv. DECS due 2000            150,000   15,300,000
 Interstate Bakeries Corp.             138,000    3,174,000
 Ivex Packaging Corp. (B)              600,000    6,000,000
 McDonald's Corp.                      560,000   24,220,000
 MediaOne Group, Inc. (B)              150,000   10,246,875
 Owens-Illinois, Inc. (B)              610,000   12,085,625
 PepsiCo, Inc.                         295,000    8,997,500
 Ralston Purina
  7.00% SAILS due 2000                 180,000    8,460,000
                                                -----------
                                                145,273,197
                                                -----------
 Energy -- 7.0%
 BP Amoco plc ADR                      150,000   16,621,875
 Enron Corp.                           500,000   20,531,250
 Mobil Corp.                           120,000   12,090,000
 Petroleum & Resources
  Corporation (D)                    1,145,570   38,734,586
 Royal Dutch Petroleum Co.             180,000   10,631,250
 Schlumberger Ltd.                      88,400    5,508,425
 Williams Companies, Inc.              500,000   18,812,500
                                                -----------
                                                122,929,886
                                                -----------
 Financial -- 14.4%
 Banking -- 9.0%
 Associates First Capital Corp.
  Ser. A                               546,800   19,684,800
 Bank One Corp.                        330,000   11,488,125
 Federal Home Loan Mortgage Corp.      360,000   18,720,000
 Greenpoint Financial Corp.            425,000   11,289,062
 Investors Financial Services Corp.    480,000   16,500,000
 Mellon Bank Corp.                     420,000   14,122,500
 National City Corp.                   160,000    4,270,000
 Peoples Heritage Financial Group      474,000    7,880,250
 Provident Bankshares Corp.            303,875    6,466,865
 Wachovia Corp.                        190,000   14,938,750
 Wells Fargo & Co.                     550,000   21,793,750
 Wilmington Trust Corp.                210,000   10,198,125
                                                -----------
                                                157,352,227
                                                -----------

--------------------------------------------------------------------------------

                         September 30, 1999 (unaudited)

                                                        Prin. Amt.
                                                        or Shares   Value (A)
                                                        ----------  ---------

 Insurance -- 5.4%
 AMBAC Financial Group, Inc.                               379,600 $ 17,983,550
 American International Group, Inc.                        506,250   44,012,110
 Annuity & Life Re (Holdings), Ltd.                        700,000   17,412,500
 Financial Security Assurance Holdings Ltd.                307,387   15,888,066
                                                                   ------------
                                                                     95,296,226
                                                                   ------------
 Health Care -- 11.0%
 Drugs -- 9.2%
 ALZA Corp. (B)                                            340,000   14,556,250
 American Home Products Corp.                              460,000   19,090,000
 Baxter International                                      255,000   15,363,750
 Chiron Corp. (B)                                          550,000   15,228,125
 Elan Corp., plc ADR (B)                                   870,000   29,199,375
 Lilly (Eli) & Co.                                         290,000   18,614,375
 Merck & Co., Inc.                                         300,000   19,443,750
 Pharmacia & Upjohn Inc.                                   300,000   14,887,500
 SmithKline Beecham plc ADR                                260,000   14,982,500
                                                                   ------------
                                                                    161,365,625
                                                                   ------------
 Medical Supplies and Services -- 1.8%
 Abbott Laboratories                                       430,000   15,775,625
 American Retirement Corp.. 5.75% Conv. Sub. Debs. due
  2002                                                  $4,000,000    2,880,000
 American Retirement Corp. (B)                             151,100    1,482,669
 Integrated Health Services, Inc. 5.75% Conv. Sub.
  Debs. due 2001                                        $1,375,000      137,500
 Sunrise Assisted Living, Inc. (B)                         440,000   11,687,500
                                                                   ------------
                                                                     31,963,294
                                                                   ------------
 Technology -- 25.4%
 Communication Equipment -- 7.5%
 Ericsson (L.M.) Telephone Co. 4.25% Conv. Sub. Debs.
  due 2000                                                $120,000    1,012,500
 Ericsson (L.M.) Telephone Co. ADR                         750,000   23,437,500
 Lucent Technologies Inc.                                  170,000   11,028,750
 Motorola, Inc.                                            161,874   14,244,912
 Nokia Corp. ADR                                           485,000   43,589,375
 Nortel Networks Corp.                                     760,000   38,760,000
                                                                   ------------
                                                                    132,073,037
                                                                   ------------

                                                       Prin. Amt.
                                                       or Shares    Value (A)
                                                       ----------   ---------

 Computer Related -- 12.3%
 Cisco Systems, Inc. (B)                                 917,500  $   62,906,094
 DST Systems Inc. (B)                                    319,000      18,143,125
 First Data Corp.                                        343,980      15,092,123
 Hewlett-Packard Co.                                     200,000      18,150,000
 International Network Services (B)                      400,000      21,750,000
 Oracle Corp. (B)                                        280,000      12,740,000
 QRS Corp. (B)                                           502,500      32,222,813
 Sapient Corp. (B)                                       270,000      25,447,500
 Sterling Commerce, Inc. (B)                             575,000      10,673,437
                                                                  --------------
                                                                     217,125,092
                                                                  --------------
 Electronics -- 5.6%
 Intel Corp.                                             340,000      25,266,250
 Solectron Corp. (B)                                   1,010,000      72,530,625
                                                                  --------------
                                                                      97,796,875
                                                                  --------------
 Transportation -- 0.8%
 Canadian National Railway Co. 5.25% Conv. Pfd. QUIDS
  due 2029                                                15,000         775,312
 Canadian National Railway Co.                            60,000       1,818,750
 Ryder System, Inc.                                      600,000      12,225,000
                                                                  --------------
                                                                      14,819,062
                                                                  --------------
 Utilities -- 3.7%
 Black Hills Corp.                                       555,000      12,938,438
 CINergy Corp.                                           300,000       8,493,750
 ENDESA, S.A. ADR                                        350,000       6,693,750
 Northwestern Corp.                                      500,000      11,375,000
 TECO Energy, Inc.                                       300,000       6,337,500
 United Water Resources Inc.                             600,000      19,575,000
                                                                  --------------
                                                                      65,413,438
                                                                  --------------
 Other -- 0.0%
 Stocks under accumulation                                               205,000
                                                                  --------------
Total Stocks and Convertible Securities
 (Cost $842,303,763)(E)                                            1,682,750,683
                                                                  --------------

-------------------------------------------------------------------------------

                        September 30, 1999 (unaudited)

                                                  Prin. Amt.   Value (A)
                                                  ----------   ---------
Short-Term Investments -- 3.9%
 U.S. Government Obligations -- 0.9%
 U.S. Treasury Bills,
  4.85%, due 11/26/99                             $16,000,000 $15,879,332
                                                              -----------
 Certificates of Deposit -- 1.4%
 Northern Trust Co., Chicago, 5.35%, due 12/27/99  10,000,000  10,000,000
 Old Kent Bank & Trust Co., 5.26%, due 12/27/99    10,000,000  10,000,000
 SouthTrust Bank of Alabama,
  5.28%, due 10/19/99                               5,000,000   5,000,000
                                                              -----------
                                                               25,000,000
                                                              -----------
 Commercial Paper -- 1.6%
 Chevron UK Investments plc, 5.30%, due 10/12/99    1,875,000   1,871,964
 Chevron USA,
  5.29%, due 10/28/99                               8,125,000   8,092,764

                                                      Prin. Amt.   Value (A)
                                                      ----------   ---------
 Ford Motor Credit Corp.,
  5.29-5.30%,
  due 10/7/99-10/26/99                                $8,410,000 $    8,396,963
 General Electric Capital Corp., 5.28-5.30%,
  due 10/14/99-11/4/99                                 9,130,000      9,101,532
                                                                 --------------
                                                                     27,463,223
                                                                 --------------
Total Short-Term Investments
 (Cost $68,342,555)                                                  68,342,555
                                                                 --------------
Total Investments
 (Cost $910,646,318)                                              1,751,093,238
 Cash, receivables and other assets, less liabilities                 7,151,506
                                                                 --------------
Net Assets -- 100.0%                                             $1,758,244,744
                                                                 ==============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, except re-stricted securities.
(B) Presently non-dividend paying.
(C) Restricted security (Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98, cost $5,218,750).
(D) Non-controlled affiliate.
(E) The aggregate market value of stocks held in escrow at September 30, 1999 covering open call option contracts written was $12,916,875. In addition, the aggregate market value of securities segregated by the custodian re-quired to collateralize open put option contracts written was $14,996,000.

                        Historical Financial Statistics

-------------------------------------------------------------------------------

                                                     Net     Dividends    Distributions
                                                    Asset       from          from
                                          Common    Value  Net Investment Net Realized
                            Value of      Shares     per       Income         Gains
Dec. 31                    Net Assets   Outstanding Share    per Share      per Share
-------                    ----------   ----------- -----  -------------- -------------
1989.................... $  550,091,129 29,982,939  $18.35      $.70          $1.36
1990....................    529,482,769 31,479,340   16.82       .66           1.06
1991....................    661,895,779 32,747,497   20.21       .54           1.09
1992....................    696,924,779 34,026,625   20.48       .46           1.16
1993....................    840,610,252 42,497,665   19.78       .45           1.18
1994....................    798,297,600 44,389,990   17.98       .50           1.10
1995....................    986,230,914 46,165,517   21.36       .52           1.14
1996....................  1,138,760,396 48,036,528   23.71       .52           1.20
1997....................  1,424,170,425 49,949,239   28.51       .44           1.52
1998....................  1,688,080,336 51,876,651   32.54       .45           1.65
Sept. 30, 1999
 (unaudited) ...........  1,758,244,744 51,876,651   33.89       .30            .06

--------


 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the pur-chase or sale of shares of the Company or of any securities mentioned in the report.

                   Principal Changes in Portfolio Securities

--------------------------------------------------------------------------------

          During the Three Months Ended September 30, 1999 (unaudited)

                                      Shares or Principal Amount
                                  --------------------------------------------
                                                                     Held
                                  Additions     Reductions      Sept. 30, 1999
                                  ---------     ----------      --------------
American International Group,
 Inc.............................  101,250(/1/)                      506,250
Avery Dennison Corp. ............  127,200                           217,200
Black & Decker Corp. ............   94,900                           300,000
Engelhard Corp. .................  300,000                           300,000
Enron Corp. .....................  250,000(/1/)                      500,000
Global Crossing, Ltd. ...........  922,500(/2/)                      922,500
National City Corp. .............   80,000(/1/)                      160,000
Nortel Networks Corp. ...........  380,000(/1/)                      760,000
Owens-Illinois, Inc. ............  310,000                           610,000
Oracle Corp. ....................  280,000                           280,000
QRS Corp. .......................  178,750(/1/)     33,750           502,500
Sapient Corp. ...................  270,000                           270,000
Time Warner Telecom Inc. ........  159,500                           379,500
Tiffany & Co. ...................  100,000(/1/)      5,000           200,000
American Home Products Corp. ....                   70,000           460,000
Chiron Corp. ....................                  200,000           550,000
Delta Air Lines, Inc. ...........                  109,100            --
Dillard's Inc. ..................                  120,000            --
DST Systems Inc. ................                   41,000           319,000
Frontier Corp. ..................                  450,000(/2/)       --
FDX Corp. .......................                  260,000            --
Integrated Health Services, Inc.
 5.75% Conv. Sub. Debs. due
 2001............................               $5,300,000        $1,375,000
Nokia Corp. ADR..................                   55,000           485,000
Procter & Gamble Co. ............                  100,000            --
Reinsurance Group of America,
 Inc. ...........................                  449,775            --

--------
(1) By stock split.
(2) Received 2.05 shares of Global Crossing, Ltd. for each share of Frontier Corp. held.

                              ------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange

                           The Adams Express Company
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                        E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                     Shareholder Information and Services

-------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. Direct purchase plans are growing in popularity and Adams Express is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                   $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee          $2.50 per investment
 Brokerage Commission      $0.05 per share

Reinvestment of Dividends**
 Service Fee            10% of amount invested
             (maximum of $2.50 per investment)

 Brokerage Commission $0.05 per share

Sale of Shares
 Service Fee                   $10.00
 Brokerage Commission $0.05 per share

Deposit of Certificates for safekeeping  Included

Book to Book Transfers  Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)        $500.00
Minimum optional investment
 (existing holders)                              $50.00
Electronic Funds Transfer (monthly minimum)      $50.00
Maximum per transaction                      $25,000.00
Maximum per year                                   NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many regis-tered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  -----------

The Company          The Transfer Agent
The Adams Express    The Bank of New York
 Company             Shareholder Relations Dept.-8W
Lawrence L.          P.O. Box 11258
 Hooper, Jr.,        Church Street Station
Vice President,      New York, NY 10286
 Secretary and       (800) 432-8224
 General Counsel     Website:
Seven St. Paul       http://stock.bankofny.com
 Street,             E-mail:
 Suite 1140          Shareowner-svcs@ bankofny.com
Baltimore, MD
 21202
(800) 638-2479
Website:
www.adamsexpress.com
E-mail:
contact@adamsexpress.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly is-sued shares of common stock in which event there would be no fees or commis-sions in connection with this dividend and capital gain distribution.

                           The Adams Express Company
--------------------------------------------------------------------------------
Board of Directors

Enrique R. Arzac/1/,/3/     W. Perry Neff/1/,/3/
Allan Comrie/1/,/2/         Douglas G. Ober/1/
Daniel E. Emerson/2/,/4/    Landon Peters/2/,/4/              [ADAMS LOGO]
Thomas H. Lenagh/3/,/4/     John J. Roberts/1/,/4/
W.D. MacCallan/1/,/3/       Robert J.M. Wilson/2/,/4/

1. Member of Executive Committee
2. Member of Audit Committee                               Third Quarter Report
3. Member of Compensation Committee                       ----------------------
4. Member of Retirement Committee                           September 30, 1999

Officers

Douglas G. Ober             Chairman and
                              Chief Executive Officer
Joseph M. Truta             President
Richard F. Koloski          Executive Vice President
Barbara L. Rishel           Vice President--Research
Richard B. Tumolo           Vice President--Research
Lawrence L. Hooper, Jr.     Vice President,
                              Secretary and
                              General Counsel
Maureen A. Jones            Vice President and
                              Treasurer
Christine M. Griffith       Assistant Treasurer
Geraldine H. Stegner        Assistant Secretary

                                  ----------
                                  Stock Data
                                  ----------
Price (9/30/99)                  $28.625
Net Asset Value (9/30/99)        $33.89
Discount:                         15.5%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdaEx

                             ---------------------
                             Distributions in 1999
                             ---------------------

From Investment Income           $0.30
From Net Realized Gains           0.06
                                 -----
  Total                          $0.36
                                 =====

                          ---------------------------
                          1999 Dividend Payment Dates
                          ---------------------------
                               March 1, 1999
                               June 1, 1999
                               September 1, 1999
                               December 27, 1999*      building for the future
                         *Anticipated                    with solid investments

                           The Adams Express Company

                    The Right Choice for Over Seventy Years

               If you think Adams Express is a good investment,
              help us spread the word to your family and friends.

                      Please send an investor packet to:


   ----------------------    ------------------------------------
   Name                      Your Name (optional)

   ----------------------    ------------------------------------
   Address                   Address

   ----------------------    ------------------------------------


   ----------------------    ------------------------------------
   Telephone                 Telephone

                                                         ------------------
                                                             NO POSTAGE
                                                              NECESSARY
                                                              IF MAILED
                                                                IN THE
                                                             UNITED STATES
                                                         ------------------

              --------------------------------------------------
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                FIRST-CLASS MAIL PERMIT NO. 1947 BALTIMORE, MD
              --------------------------------------------------

                      POSTAGE WILL BE PAID BY ADDRESSEE

                      THE ADAMS EXPRESS COMPANY
                      INVESTOR RELATIONS
                      7 ST. PAUL STREET, SUITE 1140
                      BALTIMORE, MD 21202-1637